                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                      FOR TENDER OF SHARES OF COMMON STOCK
                                       OF

                                  VASCO CORP.
                                       TO
                    VASCO DATA SECURITY INTERNATIONAL, INC.

                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     This Notice of Guaranteed Delivery (or one substantially in the form hereof) must be used to accept the Offer (as defined herein) if (i) certificates ("Share Certificates") representing shares of common stock, par value $.001 per share or (b) Series B Preferred Stock, par value $.01 per share (collectively, the "Shares"), of VASCO CORP., a Delaware corporation, are not immediately available or time will not permit all required documents to reach Illinois Stock Transfer Company (the "Exchange Agent") on or prior to the expiration date of the Offer. This Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by telegram or facsimile to the Exchange Agent. See "THE EXCHANGE OFFER - Guaranteed Delivery Procedure for Current VASCO Shares" in the Prospectus of VASCO Data Security International, Inc. ("New VASCO"), dated ____________, 1997 (the "Prospectus").


                               The Exchange Agent
                        ILLINOIS STOCK TRANSFER COMPANY


           By Mail:                   By Overnight Courier:                  [By Hand:]
Illinois Stock Transfer Company  Illinois Stock Transfer Company   Illinois Stock Transfer Company
  223 West Jackson Boulevard        223 West Jackson Boulevard       223 West Jackson Boulevard
          Suite 1210                        Suite 1210                       Suite 1210
       Chicago, Illinois                Chicago, Illinois                 Chicago, Illinois


                                By Facsimile:
                       (For Eligible Institutions Only)
                                (312) 427-2879


                       Confirm Facsimile by Telephone:
                                (312) 427-2953


     A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND RELEASE AND THIS NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., CHICAGO, ILLINOIS, TIME ON _________, 1997.

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL AND RELEASE IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX IN THE LETTER OF TRANSMITTAL AND RELEASE.


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Ladies and Gentlemen:
     The undersigned hereby tenders to VASCO Data Security International, Inc., a Delaware corporation and a wholly owned subsidiary of VASCO CORP., a Delaware corporation, upon the terms and subject to the conditions set forth in the Prospectus of VASCO Data Security International, Inc., dated _____________, 1997 (the "Prospectus" ), and the related Letter of Transmittal and Release (which together constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of Shares indicated below pursuant to the guaranteed delivery procedures set forth under "THE EXCHANGE OFFER - Guaranteed Delivery Procedure for Current VASCO Shares" in the Prospectus:



-------------------------------
  NAME(S) OF RECORD HOLDER(S)

-------------------------------


-------------------------------
ADDRESS(ES)

-------------------------------
                       ZIP CODE

-------------------------------
   (AREA CODE) TELEPHONE NO.

X
 ------------------------------
X
 ------------------------------
SIGNATURE(S) OF RECORDHOLDER(S)
-------------------------------


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                                  GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)
  The UNDERSIGNED, A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY THAT IS A MEMBER IN GOOD STANDING OF THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (AN "ELIGIBLE INSTITUTION"), HEREBY GUARANTEES DELIVERY TO THE EXCHANGE AGENT, AT ONE OF ITS ADDRESSES SET FORTH ABOVE, OF Share Certificates TENDERED HEREBY IN PROPER FORM FOR TRANSFER WITH ANY REQUIRED SIGNATURE GUARANTEE, AND ANY OTHER DOCUMENTS REQUIRED BY THE LETTER OF TRANSMITTAL AND RELEASE, WITHIN FIVE BUSINESS DAYS AFTER THE EXPIRATION DATE (AS DEFINED
IN THE PROSPECTUS).



  THE ELIGIBLE INSTITUTION THAT COMPLETES THIS FORM MUST COMMUNICATE THE GUARANTEE TO THE EXCHANGE AGENT AND MUST DELIVER THE LETTER OF TRANSMITTAL AND RELEASE AND SHARE CERTIFICATES TO THE EXCHANGE AGENT WITHIN THE TIME PERIOD INDICATED HEREIN. FAILURE TO DO SO MAY RESULT IN FINANCIAL LOSS TO SUCH ELIGIBLE INSTITUTION.
                                                X
-----------------------------------             --------------------------------
          Name of Firm                                  Authorized Signature


-----------------------------------             --------------------------------
             Address                                     Name (Please Print)


-----------------------------------             --------------------------------
                           Zip Code                             Title

                                                Dated:                      1997
-----------------------------------                   --------------------,
    (Area Code) Telephone No.
--------------------------------------------------------------------------------



             NOTE: DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE
SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL AND RELEASE